                                                 Exhibit 1

                                    AGREEMENT

    Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Suburban Ostomy Supply Co. Inc.

    This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    EXECUTED this 9th day of February, 1999.


SUMMIT VENTURES III, L.P.                 SUMMIT Partners SD, L.P.

By: Summit Partners III, L.P.             By:   Stamps, Woodsum & Co. III

By: Stamps, Woodsum & Co. III
                                          By:               *
                                             ------------------------------
    By:             *                           E. Roe Stamps, IV
       ----------------------------             General Partner
         E. Roe Stamps, IV
         General Partner


SUMMIT INVESTORS II, L.P.                 SUMMIT PARTNERS III, L.P.

                                          By:   Stamps, Woodsum & Co. III

By:      /s/ John A. Genest                     By:            *
    -------------------------------                ----------------------------
         General Partner                           E. Roe Stamps, IV
                                                   General Partner

SUMMIT SUBORDINATED DEBT                  STAMPS, WOODSUM & CO. III
FUND, L.P.

By: Summit Partners SD, L.P               By:               *
                                               ----------------------------
By: Stamps, Woodsum & Co. III                  E. Roe Stamps, IV
                                               General Partner
    By:             *
       ----------------------------
         E. Roe Stamps, IV
         General Partner

                              Page 21 of 32 Pages

                                                             *
                                                -------------------------------
                                                E. Roe Stamps, IV


                                                             *
                                                -------------------------------
                                                Stephen G. Woodsum


                                                             *
                                                -------------------------------
                                                Gregory M. Axis


                                                             *
                                                -------------------------------
                                                Martin J. Mannion


                                                      /s/ John A. Genest
                                                -------------------------------
                                                John A. Genest


                                                             *
                                                -------------------------------
                                                Bruce R. Evans


                                                             *
                                                -------------------------------
                                                Walter G. Kortschak


                                                             *
                                                -------------------------------
                                                Thomas S. Roberts


                                                             *
                                                -------------------------------
                                                Joseph F. Trustey


                                                *By:  /s/ John A. Genest
                                                    ---------------------------
                                                    John A. Genest,
                                                    Attorney-in-Fact

--------------------------------------------------------------------------------
* Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are attached hereto as Exhibit 2.


                              Page 22 of 32 Pages